O'Shaughnessy Cornerstone Growth Fund
                      O'Shaughnessy Cornerstone Value Fund

       Supplement dated December 29, 1997 to Prospectus dated May 15, 1997


Footnote (a) to the Fee Table under the caption "TRANSACTION AND FUND EXPENSES" at page 3 is replaced with the following:

         (a) A 1.5% redemption fee, payable to the Funds, will be assessed on shares purchased and held for less than 90 days. Shareholders who effect redemptions of Fund shares by wire transfer will pay a $12.00 wire transfer fee. See "Information About Your Account -- Redemption of Shares."

The disclosure under the caption "INVESTMENT OBJECTIVE AND STRATEGIES" at page 6 is revised as follows:

         What is the Cornerstone Growth Strategy?

         The Cornerstone Growth Strategy selects the 50 stocks with the highest one-year price appreciation as of the date of purchase from the O'Shaughnessy All Stocks Universe(TM) that also meet the following criteria: (i) annual earnings that are higher than the previous year,
         (ii) a price-to-sales ratio below 1.5 and (iii) historical trading volume sufficient to allow for the Fund to purchase the required number of shares as of the Re-Balance Date (as defined on page 7 of the prospectus). A stock's price-to-sales ratio is computed by dividing the market value of the stock by the issuer's most recent twelve month sales. See "How does investment through the Cornerstone Growth Strategy and the Cornerstone Value Strategy work?"

         What is the Cornerstone Value Strategy?

         The Cornerstone Value Strategy involves the selection of the 50 highest dividend-yielding common stocks from the O'Shaughnessy Market Leaders Universe(TM) that have historical trading volume sufficient to allow for the Fund to purchase the required number of shares as of the Re-Balance Date (as defined below). See "How does investment through the Cornerstone Growth Strategy and the Cornerstone Value Strategy work?"
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The disclosure under the caption "INFORMATION ABOUT YOUR ACCOUNT-- REDEMPTION OF
SHARES" at page 26 is supplemented by adding the following:

         When would I pay a redemption fee?

         The Funds can experience substantial price fluctuations and are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Funds' investment programs and create additional transaction costs that are borne by all shareholders. For these reasons, effective January 1, 1998, each Fund will assess a 1.5% fee on redemptions (including exchanges) of Fund shares purchased and held for less than 90 days.

         Redemption fees will be paid to the Fund to help offset transaction costs. The Fund will use the "first-in, first-out" (FIFO) method to determine the 90 day holding period. Under this method, the date of the redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than 90 days, the fee will be assessed.

         The fee does not apply to shares held as of December 31, 1997. In addition, the fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to shares held in retirement plans such as 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA, and money purchase pension accounts+. These exceptions may not apply to shares held in broker omnibus accounts. The fee does apply to shares held in IRA accounts and to shares purchased through automatic investment plans (see "Other Shareholder Services -- Automatic Investment Plan").

Effective immediately, the address of the Advisor, O'Shaughnessy Capital Management, Inc., is changed to 35 Mason Street, Greenwich, CT 06830.

         +O'Shaughnessy Capital Management, Inc. reserves the right to waive this fee at their discretion.